UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2012

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 14, 2012, the Compensation Committee of the Board of Directors of Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), approved the following grants of options to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and awards of restricted Common Stock relating to performance during the fiscal year ended December 31, 2011 for the executive officers of the Company listed below:

Name	Shares Underlying Stock Options	Shares of Restricted Stock
Craig A. Wheeler	150,000	60,000
Richard P. Shea	20,000	7,000
Ganesh Venkataraman, Ph.D.	26,183	10,473
James M. Roach, M.D.	26,183	10,473
Bruce A. Leicher	30,000	13,000

The stock option grants set forth above were made under the Company’s 2004 Stock Incentive Plan, as amended (the “2004 Stock Plan”), under the following terms: (i) an exercise price equal to the last reported sale price of the Common Stock on the date of grant, or $15.44 per share, (ii) a ten year duration and (iii) vesting quarterly over the four-year period following the date of grant, provided that the optionee has a continuous relationship with the Company.  The shares of restricted Common Stock set forth above were also awarded under the 2004 Stock Plan.  Twenty-five percent of the shares of restricted Common Stock subject to such awards shall vest on February 14, 2012 and an additional 6.25% of the shares of restricted Common Stock shall vest at the end of each three-month period thereafter.  The Company’s form of Incentive Stock Option Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and is incorporated herein by reference.  The Company’s form of Restricted Stock Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 28, 2008 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1

Form of Incentive Stock Option Agreement (Filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797, is incorporated herein by reference).

10.2	Form of Restricted Stock Agreement (Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on February 28, 2008, Commission File No. 0-50797, is incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: February 21, 2012	By:	/s/ Craig A. Wheeler

Craig A. Wheeler
President and Chief Executive Officer
(Principal Executive Officer)